                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-12

                              NVEST FUNDS TRUST I
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     -------------------------------------------------------------------------
     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

            [THE NEW ENGLAND FINANCIAL ANNUITIES LOGO APPEARS HERE]

August 29, 2000

To Owners of Preference Variable Annuity Contracts:

A Special Meeting of Shareholders of the Nvest Funds Trust I and Nvest Cash Management Trust (the "Funds") will be held on October 13, 2000. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Funds held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Funds deemed attributable to your Contract should be voted at the Shareholders Meeting. Under some plans, plan participants (i.e. annuitants) may have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Funds deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Preference Contractholders.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the names of the annuitants who may be entitled to instruct the Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each annuitant entitled to give voting instructions. One Instruction Form is enclosed for each annuitant who has a right to instruct the Contractholder as to how votes are to be cast.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contract, you must return an INSTRUCTION FORM signed by you, the Contractholder.

If you have any questions concerning these procedures, please call collect, Melissa Colombo, Marketing and Communications Specialist, New England Life Insurance Company at (617) 578-3499.

  [THE NEW ENGLAND FINANCIAL LIFE INSURANCE COMPANY ADDRESS LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PWVA-T

            [THE NEW ENGLAND FINANCIAL ANNUITIES LOGO APPEARS HERE]

August 29, 2000

To Owners of Preference Variable Annuity Contracts:

A Special Meeting of Shareholders of the Nvest Funds Trust I and Nvest Cash Management Trust (the "Funds") will be held on October 13, 2000. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Funds held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Funds deemed attributable to your Contract should be voted at the Shareholders Meeting.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to give voting instructions, shares of the Funds deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Preference Contractholders.






  [THE NEW ENGLAND FINANCIAL LIFE INSURANCE COMPANY ADDRESS LOGO APPEARS HERE]

--------------------------------------------------------------------------------
PWVA-I

SCRIPT OF MESSAGE FOR VOTING BY TELEPHONE FOR KOBRICK FUNDS

Telephone Number: 888-221-0697
OPENING

When connected to the toll-free number, shareholder will hear:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

When shareholder enters the control number, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the Kobrick Funds' Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------


OPTION 1: VOTING THE PROPOSAL AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on the proposal, he/she will hear:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"Your vote has been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

OPTION 2: VOTING OTHER THAN THE BOARD RECOMMENDS

If shareholder elects to vote the proposal other than as the Board recommends, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 1:   To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

After the vote is cast for Proposal 1, the shareholder will hear:

--------------------------------------------------------------------------------
"Your vote has been cast as follows: Proposal 1: (vote is given). If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"Your vote has been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to revote the cancelled vote or vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

SCRIPT OF MESSAGE FOR VOTING BY TELEPHONE FOR NVEST FUNDS


Telephone Number: 888-221-0697
Speech 1   "Welcome. - (Spoken only when call initially answered)
           "Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

Speech 2 "To vote as the Nvest Funds Board recommends on all proposals, Press 1 now. To vote on each proposal separately, press 0 now."
               IF caller presses 1 GO TO to Closing A ELSE IF caller presses 0 go to Speech 3a
--------------------------------------------------------------------------------

Closing A  You have voted as the Board recommended. If this is correct, press 1.
           If incorrect, press 0.
               IF user presses 1 go to Speech 6a ELSE IF caller presses 0 go to Speech 6b
--------------------------------------------------------------------------------

Speech 3a  IF Nvest Growth Fund THEN
             Proposal 1A: Not Applicable. Your fund is not seeking approval for this proposal.
             ELSE
           Proposal 1A: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
--------------------------------------------------------------------------------

Speech 3b   IF Nvest Growth Fund THEN
             Proposal 1B: To vote For, press 1; AGAINST, press 9, ABSTAIN, press 0 ELSE
            Proposal 1B: Not Applicable. Your fund is not seeking approval for this proposal.
--------------------------------------------------------------------------------

Speech 4    IF Nvest Growth Fund THEN
             Proposal 2: Not Applicable. Your fund is not seeking approval for this proposal
             ELSE
            Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
--------------------------------------------------------------------------------
Speech 5    "Proposal 3:
            To vote FOR all nominees, press 1.
            To WITHHOLD from all nominees, press 9.
            To WITHHOLD from an individual nominee, press 0.
            Make your selection now"
             IF caller presses 0 go to Speech 5a ELSE go to Closing B
--------------------------------------------------------------------------------

Speech 5a   Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for.
--------------------------------------------------------------------------------

Speech 5b   Press 1 to withhold from another nominee or Press 0 if you have completed voting on Nominees.
               IF caller presses 1 go to Speech 5a ELSE IF caller presses 0 go to Closing B
--------------------------------------------------------------------------------

Closing B   "Your votes have been cast as follows;"
                    IF applicable "Proposal 1a: For" or "Against" or "Abstain" ELSE silent
                    IF applicable "Proposal 1b: For" or "Against" or "Abstain" ELSE silent
                    IF applicable "Proposal 2: For" or "Against" or "Abstain" ELSE silent
               "Proposals 3. For ALL" or "WITHHOLD All" or "FOR All Except..."
            "If this is correct, Press 1 now:  If incorrect, Press 0"
            IF caller presses 1 go to Speech 6a ELSE IF the caller presses 0 GO
            TO Speech 6b
--------------------------------------------------------------------------------

Speech 6a   If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.
               IF caller pressed 1 go to Speech 1 ELSE go to Speech 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Speech 6b   "Your votes have been cancelled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
               IF caller pressed 1 GO TO Speech 1 ELSE IF the caller presses 0 GOTO Speech 7
--------------------------------------------------------------------------------

Speech 7    Thank you for voting
--------------------------------------------------------------------------------

SCRIPT OF MESSAGE FOR VOTING BY TELEPHONE FOR NVEST STAR FUNDS

Telephone Number: 888-221-0697

--------------------------------------------------------------------------------------------------------------------------------

Speech 1       "Welcome. -  (Spoken only when call initially answered)

               "Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------------------------------------------------------

Speech 2       "To vote as the Nvest Funds Board recommends on all proposals, Press 1 now."
                    "To vote on each proposal separately, press 0 now."
                    IF user presses 1 GO TO to Closing A, ELSE IF caller presses 0 GO TO Speech 3

--------------------------------------------------------------------------------------------------------------------------------
Closing A      "You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
                    IF user presses 1 GO TO Speech 6a ELSE IF caller presses 0 GO TO Speech 6b
--------------------------------------------------------------------------------------------------------------------------------

Speech 3       "Proposal 1a: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"

--------------------------------------------------------------------------------------------------------------------------------

Speech 4a      "Proposal 2b: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"

--------------------------------------------------------------------------------------------------------------------------------

Speech 4b      IF Nvest Star Adviser Fund:
                    "Proposal 2c: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"
               ELSE:
                    "Proposal 2c not applicable. Your fund is not seeking a vote for this proposal.
--------------------------------------------------------------------------------------------------------------------------------
Speech 4c      IF Nvest Star Adviser Fund:
                    "Proposal 2e: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"
               ELSE:
                    "Proposal 2e not applicable. Your fund is not seeking a vote for this proposal.
--------------------------------------------------------------------------------------------------------------------------------

Speech 4d      "Proposal 2f: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"

--------------------------------------------------------------------------------------------------------------------------------

Speech 4e      IF Nvest Star Small Cap Fund or Nvest Star Worldwide Fund:
                    "Proposal 2g: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"
               ELSE:
                    "Proposal 2g not applicable. Your fund is not seeking a vote for this proposal.
--------------------------------------------------------------------------------------------------------------------------------

Speech 4f      IF: Nvest Star Small Cap Fund:
                    "Proposal 2h: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"
               ELSE:
                    "Proposal 2h not applicable. Your fund is not seeking a vote for this proposal.

--------------------------------------------------------------------------------------------------------------------------------
Speech 4g      IF Nvest Star Value Fund
                    "Proposal 2i: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"
               ELSE:
                    "Proposal 2i not applicable. Your fund is not seeking a vote for this proposal.
--------------------------------------------------------------------------------------------------------------------------------
Speech 4h      IF Nvest Star Value Fund
                    "Proposal 2j: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"
               ELSE:
                    "Proposal 2j not applicable. Your fund is not seeking a vote for this proposal.

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Speech 5       "Proposal 3: To vote FOR all nominees, press 1.
               To WITHHOLD from all nominees, press 9.
               To WITHHOLD from an individual nominee, press 0.
               Make your selection now"
                    IF caller presses 0 go to Speech 5a ELSE go to Closing B
--------------------------------------------------------------------------------------------------------------------------------

Speech 5a      "Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."

--------------------------------------------------------------------------------------------------------------------------------

Speech 5b      "Press 1 to withhold for another nominee or Press 0 if you have completed voting for Nominees."
                    IF caller presses 1 GO TO Speech 5a ELSE IF the caller presses 0 GO TO Closing B

--------------------------------------------------------------------------------------------------------------------------------

Closing B      "Your votes have been cast as follows;"
                    "Proposal 1a. For" or "Against" or "Abstain"
                    "Proposal 2b: For" or "Against" or "Abstain"
                         IF applicable "Proposal 2c: For" or "Against" or "Abstain" ELSE silent
                         IF applicable "Proposal 2e: For" or "Against" or "Abstain" ELSE silent
                    "Proposal 2f: For" or "Against" or "Abstain"
                         IF applicable "Proposal 2g: For" or "Against" or "Abstain" ELSE silent
                         IF applicable "Proposal 2h: For" or "Against" or "Abstain" ELSE silent
                         IF applicable "Proposal 2i: For" or "Against" or "Abstain" ELSE silent
                         IF applicable "Proposal 2j: For" or "Against" or "Abstain" ELSE silent
                    "Proposals 3. For ALL" or "WITHHOLD All" or "FOR All Except...."
               "If this is correct, Press 1 now:  If incorrect, Press 0"
                    IF caller presses 1 go to Speech 6a ELSE IF the caller presses 0 Go TO Speech 6b
--------------------------------------------------------------------------------------------------------------------------------

Speech 6a      "If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
                    IF caller pressed 1 GO TO Speech 1 ELSE IF the caller presses 0 GO TO Speech 7

--------------------------------------------------------------------------------------------------------------------------------

Speech 6b      "Your votes have been cancelled. If you have received more than one proxy card, you must vote each card separately.
               If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
                    IF caller pressed 1 GO TO Speech 1 ELSE IF the caller presses 0 GO TO Speech 7

--------------------------------------------------------------------------------------------------------------------------------

Speech 7               "Thank you for voting"

--------------------------------------------------------------------------------------------------------------------------------

SCRIPT OF SCREEN FOR VOTING BY INTERNET FOR NVEST STAR WORLDWIDE FUND

[LOGO]

                         Internet Proxy Voting Service
                               Proxy Voting Form
                                  Nvest Funds
                           Nvest Star Worldwide Fund


THE TRUSTEES RECOMMEND A VOTE "FOR" ALL PROPOSALS.

Proposal 1a.    Approval of a new Advisory Agreement between your fund and nvest       [_] FOR [_] AGAINST [_] ABSTAIN
                Funds Management, L.P.
----------------------------------------------------------------------------------------------------------------------------------
Proposal 2b.    Approval of a new Sub-Advisory Agreement among nvest Funds             [_] FOR [_] AGAINST [_] ABSTAIN
                Management, L.P., your Fund, and Harris Associates L.P.
----------------------------------------------------------------------------------------------------------------------------------
Proposal 2c.    Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable

Proposal 2e.    Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable

Proposal 2f.    Approval of a new Sub-Advisory Agreement among Nvest Funds             [_] FOR [_] AGAINST [_] ABSTAIN
                Management, L.P., your Fund, and Loomis, Sayles & Company, L.P.
----------------------------------------------------------------------------------------------------------------------------------
Proposal 2g.    Approval of a new Sub-Advisory Agreement among Nvest Funds             [_] FOR [_] AGAINST [_] ABSTAIN
                Management, L.P., your Fund, and Montgomery Asset Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
Proposal 2h.    Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
----------------------------------------------------------------------------------------------------------------------------------
Proposal 2i.    Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
----------------------------------------------------------------------------------------------------------------------------------
Proposal 2j.    Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
----------------------------------------------------------------------------------------------------------------------------------
Proposal 3.     Election of Trustees to hold office until their respective             [_] FOR ALL
                successors have been duly elected and qualified or until their         [_] WITHHOLD ALL
                earlier resignation or removal. Nominees                               [_] FOR ALL EXCEPT: (Enter the number(s) of
                (01) Graham T. Allison, Jr. (02) Daniel M. Cain                        the nominee(s) you wish to withhold on,
                (03) Kenneth J. Cowan (04) Richard Darman                              separated by a comma, in the text field
                (05) Sandra O. Moose (06) John A. Shane                                below.)
                (07) Peter S. Voss (08) Pendleton P. White                             -------------------------------------------
                (09) John T. Hailer                                                    -------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

 Please refer to the proxy statement for discussion of each of these matters. This proxy when properly executed will be voted in the manner directed by the shareholder.

   _________________________________________________________________________

                                                             -------------------
To receive email confirmation, enter your email address here:
                                                             -------------------
                                      ------
                 Press this button to Submit your Proxy Vote.
                                      ------
            Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

SCRIPT OF SCREEN FOR VOTING BY INTERNET FOR KOBRICK FUNDS

[LOGO]                   Internet Proxy Voting Service
                               Proxy Voting Form
                                 Kobrick Funds
                            Kobrick [NAME OF FUND]


THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSAL.

Proposal 1c.   Approval of a new Advisory Agreement between your fund and Kobrick    [_] FOR [_] AGAINST [_] ABSTAIN
               Funds LLC
--------------------------------------------------------------------------------------------------------------

      Please refer to the proxy statement for discussion of this matter.
 This proxy when properly executed will be voted in the manner directed by the shareholder.

    ______________________________________________________________________

                                                             ------------------
To receive email confirmation, enter your email address here:
                                                             ------------------

                                      ------
                 Press this button to Submit your Proxy Vote.
                                      ------
            Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

SCRIPT OF SCREEN FOR VOTING BY INTERNET FOR NVEST FUNDS

[LOGO]                   Internet Proxy Voting Service
                               Proxy Voting Form
                                  Nvest Funds
                          Nvest [NAME OF NVEST FUND]


THE TRUSTEES RECOMMEND A VOTE "FOR" ALL PROPOSALS.

Proposal 1a.    Approval of a new Advisory Agreement between your fund and nvest       [_] FOR [_] AGAINST [_] ABSTAIN
                Funds Management, L.P.
----------------------------------------------------------------------------------------------------------------------------------
Proposal 1b.    Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
----------------------------------------------------------------------------------------------------------------------------------
Proposal 2      Approval of a new Sub-Advisory Agreement among Nvest Funds             [_] FOR [_] AGAINST [_] ABSTAIN
                Management, L.P., your Fund and the sub-adviser, as described in the proxy statement.
----------------------------------------------------------------------------------------------------------------------------------
Proposal 3.     Election of Trustees to hold office until their respective             [_] FOR ALL
                successors have been duly elected and qualified or until their         [_] WITHHOLD ALL
                earlier resignation or removal. Nominees                               [_] FOR ALL EXCEPT: (Enter the number(s) of
                (01) Graham T. Allison, Jr. (02) Daniel M. Cain                        the nominee(s) you wish to withhold on,
                (03) Kenneth J. Cowan (04) Richard Darman                              separated by a comma, in the text field
                (05) Sandra O. Moose (06) John A. Shane                                below.)
                (07) Peter S. Voss (08) Pendleton P. White                             -------------------------------------------
                (09) John T. Hailer                                                    -------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

 Please refer to the proxy statement for discussion of each of these matters. This proxy when properly executed will be voted in the manner directed by the shareholder.

  __________________________________________________________________________

                                                             ------------------
To receive email confirmation, enter your email address here:
                                                             ------------------

                                      ------
                 Press this button to Submit your Proxy Vote.
                                      ------
            Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

SCRIPT OF SCREEN FOR VOTING BY INTERNET FOR NVEST GROWTH FUND

[LOGO]                   Internet Proxy Voting Service
                               Proxy Voting Form
                                  Nvest Funds
                               Nvest Growth Fund

THE TRUSTEES RECOMMEND A VOTE "FOR" ALL PROPOSALS.

Proposal 1a.   Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
---------------------------------------------------------------------------------------------------------------------------------
Proposal 1b.   Approval of a new Advisory Agreement between your Fund and Capital     [_] FOR [_] AGAINST [_] ABSTAIN
               Growth Management Limited Partnership
---------------------------------------------------------------------------------------------------------------------------------
Proposal 2     Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
---------------------------------------------------------------------------------------------------------------------------------
Proposal 3.    Election of Trustees to hold office until their respective successors  [_] FOR ALL
               have been duly elected and qualified or until their earlier            [_] WITHHOLD ALL
               resignation or removal. Nominees                                       [_] FOR ALL EXCEPT: (Enter the number(s) of
               (01) Graham T. Allison, Jr. (02) Daniel M. Cain                        the nominee(s) you wish to withhold on,
               (03) Kenneth J. Cowan (04) Richard Darman                              separated by a comma, in the text field
               (05) Sandra O. Moose (06) John A. Shane                                below.)
               (07) Peter S. Voss (08) Pendleton P. White                             -------------------------------------------
               (09) John T. Hailer                                                    -------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Please refer to the proxy statement for discussion of each of these matters.
 This proxy when properly executed will be voted in the manner directed by the shareholder.


    _______________________________________________________________________

                                                             -------------------
To receive email confirmation, enter your email address here:
                                                             -------------------

                                        ------
                   Press this button to Submit Proxy Vote.
                                        ------
                  Please review your selections carefully before voting.
  If you vote more than once on the same Proxy, only your last (most recent)
                        vote will be considered valid.

SCRIPT OF SCREEN FOR VOTING BY INTERNET FOR NVEST STAR ADVISERS FUND

[LOGO]

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                                  NVEST FUNDS
                           NVEST STAR ADVISERS FUND

THE TRUSTEES RECOMMEND A VOTE "FOR" ALL PROPOSALS.

PROPOSAL 1A.    APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN YOUR FUND AND NVEST       [_] FOR [_] AGAINST [_] ABSTAIN
                FUNDS MANAGEMENT, L.P.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2B.    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT AMONG NVEST FUNDS             [_] FOR [_] AGAINST [_] ABSTAIN
                MANAGEMENT, L.P., YOUR FUND, AND HARRIS ASSOCIATES L.P.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2C.    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT AMONG NVEST FUNDS             [_] FOR [_] AGAINST [_] ABSTAIN
                MANAGEMENT, L.P., YOUR FUND, AND KOBRICK FUNDS LLC
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2E.    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT AMONG NVEST FUNDS             [_] FOR [_] AGAINST [_] ABSTAIN
                MANAGEMENT, L.P., YOUR FUND, AND JANUS CAPITAL CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2F.    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT AMONG NVEST FUNDS             [_] FOR [_] AGAINST [_] ABSTAIN
                MANAGEMENT, L.P., YOUR FUND, AND LOOMIS, SAYLES & COMPANY, L.P.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2G.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.     [X] Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2H.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.     [X] Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2I.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.     [X] Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2J.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.     [X] Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     ELECTION OF TRUSTEES TO HOLD OFFICE UNTIL THEIR RESPECTIVE             [_] FOR ALL
                SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL THEIR         [_] WITHHOLD ALL
                EARLIER RESIGNATION OR REMOVAL. NOMINEES                               [_] FOR ALL EXCEPT: (Enter the number(s) of
                (01) GRAHAM T. ALLISON, JR. (02) DANIEL M. CAIN                        the nominee(s) you wish to withhold on,
                (03) KENNETH J. COWAN (04) RICHARD DARMAN                              separated by a comma, in the text field
                (05) SANDRA O. MOOSE (06) JOHN A. SHANE                                below.)
                (07) PETER S. VOSS (08) PENDLETON P. WHITE                             ---------------------------------------------
                (09) JOHN T. HAILER                                                    ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters. This proxy when properly executed will be voted in the manner directed by the shareholder.

 -----------------------------------------------------------------------------

                                                             -------------------
To receive email confirmation, enter your email address here:
                                                             -------------------

                                      ------
                 Press this button to Submit your Proxy Vote.
                                      ------
             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

SCRIPT OF SCREEN FOR INTERNET VOTING FOR NVEST STAR SMALLCAP FUND

[LOGO]                   Internet Proxy Voting Service
                               Proxy Voting Form
                                  Nvest Funds
                           Nvest Star Small Cap Fund


THE TRUSTEES RECOMMEND A VOTE "FOR" ALL PROPOSALS.

Proposal        Approval of a new Advisory Agreement between your Fund and Nvest       [_] FOR [_] AGAINST [_] ABSTAIN
1a.             Funds Management, L.P.

-----------------------------------------------------------------------------------------------------------------------------------

Proposal        Approval of a new Sub-Advisory Agreement among Nvest Funds             [_] fOR [_] AGAINST [_] ABSTAIN
2b.             Management, L.P., your Fund, and Harris Associates L.P.

-----------------------------------------------------------------------------------------------------------------------------------

Proposal        Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
2c.

-----------------------------------------------------------------------------------------------------------------------------------

Proposal        Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
2e.

-----------------------------------------------------------------------------------------------------------------------------------

Proposal        Approval of a new Sub-Advisory Agreement among Nvest Funds             [_] FOR [_] AGAINST [_] ABSTAIN
2f.             Management, L.P., your Fund, and Loomis, Sayles & Company, L.P.

-----------------------------------------------------------------------------------------------------------------------------------

Proposal        Approval of a new Sub-Advisory Agreement among Nvest Funds             [_] FOR [_] AGAINST [_] ABSTAIN
2g.             Management, L.P., your Fund, and Montgomery Asset Management, LLC

-----------------------------------------------------------------------------------------------------------------------------------

Proposal        Approval of a new Sub-Advisory Agreement among Nvest Funds             [_] FOR [_] AGAINST [_] ABSTAIN
2h.             Management, L.P., your Fund, and RS Investment Management, L.P.

-----------------------------------------------------------------------------------------------------------------------------------

Proposal        Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
2i.

-----------------------------------------------------------------------------------------------------------------------------------

Proposal        Not applicable. Your fund is not seeking a vote for this proposal.     [X] Not Applicable
2j.

-----------------------------------------------------------------------------------------------------------------------------------

Proposal 3.     Election of Trustees to hold office until their respective             [_] FOR ALL
                successors have been duly elected and qualified or until their         [_] WITHHOLD ALL
                earlier resignation or removal. Nominees                               [_] FOR ALL EXCEPT: (Enter the number(s) of
                (01) Graham T. Allison, Jr. (02) Daniel M. Cain                        the nominee(s) you wish to withhold on,
                (03) Kenneth J. Cowan (04) Richard Darman                              separated by a comma, in the text field
                (05) Sandra O. Moose (06) John A. Shane                                below.)
                (07) Peter S. Voss (08) Pendleton P. White                             ---------------------------------------------
                (09) John T. Hailer                                                    ---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters. This proxy when properly executed will be voted in the manner directed by the shareholder.

    ------------------------------------------------------------------------

                                                                 ---------------
   To receive email confirmation, enter your email address here:
                                                                 ---------------

                                          ------
                     Press this button to Submit your Proxy Vote.
                                          ------
             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

       SCRIPT OF SCREEN FOR VOTING BY INTERNET FOR NVEST STAR VALUE FUND

                         Internet Proxy Voting Service
                               Proxy Voting Form
                                  Nvest Funds
                             Nvest Star Value Fund

THE TRUSTEES RECOMMEND A VOTE "FOR" ALL PROPOSALS.

Proposal 1a.    Approval of a new Advisory Agreement between your Fund and Nvest       [_]FOR [_]AGAINST [_]ABSTAIN
                Funds Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2b.    Approval of a new Sub-advisory Agreement among Nvest Funds             [_]FOR [_]AGAINST [_]ABSTAIN
                Management, L.P., your Fund, and Harris Associates L.P.
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2c.    Not Applicable. Your Fund is not seeking a vote for this proposal.     [x]Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2e.    Not Applicable. Your Fund is not seeking a vote for this proposal.     [x]Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2f.    Approval of a new Sub-Advisory Agreement among Nvest Funds             [_]FOR [_]AGAINST [_]ABSTAIN
                Management, L.P., your Fund, and Loomis, Sayles & Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2g.    Not applicable. Your fund is not seeking a vote for this proposal.     [X]Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2h.    Not applicable. Your fund is not seeking a vote for this proposal.     [X]Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2i.    Approval of a new sub-advisory agreement among Nvest Funds             [_]FOR [_]AGAINST [_]ABSTAIN
                Management, L.P., your fund, and Vaughan, Nelson, Scarborough &
                Mccullough, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2j.    Approval of a new Sub-Advisory agreement among Nvest Funds             [_]FOR [_]AGAINST [_]ABSTAIN
                Management, L.P., your Fund, and Westpeak Investment Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Proposal 3.     Election of Trustees to hold office until their respective             [_]FOR ALL
                successors have been duly elected and qualified or until their         [_}WITHHOLD ALL
                earlier resignation or removal. Nominees                               [_]FOR ALL EXCEPT: (Enter the number(s) of
                (01) Graham T. Allison, Jr. (02) Daniel M. Cain                        the nominee(s) you wish to withhold on,
                (03) Kenneth J. Cowan (04) Richard Darman                              separated by a comma, in the text field
                (05) Sandra O. Moose (06) John A. Shane                                below.)
                (07) Peter S. Voss (08) Pendleton P. White                             ---------------------------------------------
                (09) John T. Hailer                                                    ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 Please refer to the proxy statement for discussion of each of these matters. This proxy when properly executed will be voted in the manner directed by the shareholder.
------------------------------------------------------------------------------

                                                            -------------------
To receive email confirmation, enter your email address here:
                                                            -------------------
                                           ------
                     Press this button to  SUBMIT your proxy vote.
                                           ------
            Please review your selections carefully before voting.
if you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

       SCRIPT OF AUTOMATED MESSAGE OF SOLICITATION AGENT FOR NVEST FUNDS

                                  Nvest Funds


--------------------------------
Answering Machine Message
--------------------------------

Hello, this is _______ calling on behalf of the Nvest Funds. You should have received material in the mail concerning the Special Shareholders Meeting scheduled to be held on Friday October 13th, 2000.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-829-6551.

Thank you for your consideration.

      SCRIPT OF AUTOMATED MESSAGE OF SOLICITATION AGENT FOR KOBRICK FUNDS

                                 Kobrick Funds


-----------------------------------------
Answering Machine Message
-----------------------------------------

Hello, this is _______ calling on behalf of the Kobrick Funds. You should have received material in the mail concerning the Special Shareholders Meeting scheduled to be held on Friday October 13th, 2000.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-829-6551.

Thank you for your consideration.

SCRIPT OF SOLICITATION AGENT FOR KOBRICK FUNDS

Introduction

Hello, my name is __________. I'm calling from DF King on behalf of Kobrick Funds. May I please speak to __________?

Address Shareholder Needs

The Board of Trustees of your Fund mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

     If not, then help the shareholder obtain the material he/she requires. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15". If the shareholder says he/she just got the materials, offer him/her the 800 phone number 1-800-829-6551, offer to give him/her a brief summary of the proxy statement, and explain that someone may call in a few days to answer any questions.

Are you familiar with the proposal?  May I assist you with any questions?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Board of Trustees has recommended that he/she vote in favor. Many questions can be addressed by referring to the proxy statement and reading the appropriate sections.

If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

     Allow the shareholder to give you a response. If the shareholder says he/she has already sent in the proxy, do not ask the shareholder how he/she voted and politely end the call.

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Within 72 hours, we'll mail you a letter confirming your vote. Are you ready?

     Depending on answer, TAB down and choose either "Y" or "N". If you are going to take a vote, remember to allow the phone call to be recorded.

Begin the Vote

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of Kobrick Funds. Today's date is __________ and the time is __________ eastern time.

May I please have your name?

May I ask if you received the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

     Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call. In this case, return to the first screen (Shift TAB) and hit "N", which will take you to the disposition screen.

Actual Voting

Your Board of Trustees has made a proposal that it has studied carefully. It recommends that you vote in favor of this proposal. Would you like to vote in favor of this proposal as recommended by your Board?

     Choose either "Y" or "N". If you choose "Y", then the computer will fill in the response for all proposals. If you choose "N", you must input a vote for each proposal. If you are required to read the proposal individually, end each proposal by saying, "Your Board recommends that you vote in favor. How would you like to vote?" For most proposals, the valid responses are

                    F = For proposal.
                    A = Against proposal.
                    B = Abstain.
Closing

Your vote has been recorded. You have voted __________.  Is that correct?

     If it is correct, then choose "Y". If it is not correct, then choose "N". The cursor will return to the top of the ballot and allow you to make the appropriate corrections.

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

     Turn off the tape recorder. Record the shareholder's name and number of shares on your log. Finish the phone call. If you get a verbal vote, the only valid disposition is "01". If you do not get a verbal vote, then you may use any valid disposition except "01".

SCRIPT OF SOLICITATION AGENT FOR NVEST FUNDS

Introduction

Hello, my name is __________. I'm calling from DF King on behalf of Nvest Funds. May I please speak to __________?

Address Shareholder Needs

The Board of Trustees of your Fund mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

     If not, then help the shareholder obtain the material he/she requires. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15". If the shareholder says he/she just got the materials, offer him/her the 800 phone number 1-800-829-6551, offer to give him/her a brief summary of the proxy statement, and explain that someone may call in a few days to answer any questions.

Are you familiar with the proposal?  May I assist you with any questions?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Board of Trustees has recommended that he/she vote in favor. Many questions can be addressed by referring to the proxy statement and reading the appropriate sections.

If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

     Allow the shareholder to give you a response. If the shareholder says he/she has already sent in the proxy, do not ask the shareholder how he/she voted and politely end the call.

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Within 72 hours, we'll mail you a letter confirming your vote. Are you ready?

     Depending on answer, TAB down and choose either "Y" or "N". If you are going to take a vote, remember to allow the phone call to be recorded.

Begin the Vote

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of Nvest Funds. Today's date is __________ and the time is __________ eastern time.

May I please have your name?

May I ask if you received the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

     Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call. In this case, return to the first screen (Shift TAB) and hit "N", which will take you to the disposition screen.

Actual Voting

Your Board of Trustees has made several proposals that it has studied carefully. It recommends that you vote in favor of the proposal(s). Would you like to vote in favor of the proposal(s) as recommended by your Board?

     Choose either "Y" or "N". If you choose "Y", then the computer will fill in the response for all proposals. If you choose "N", you must input a vote for each proposal. If you are required to read the proposal individually, end each proposal by saying, "Your Board recommends that you vote in favor. How would you like to vote?" For most proposals, the valid responses are

                    F = For proposal.
                    A = Against proposal.
                    B = Abstain.
Closing

Your vote has been recorded. You have voted __________.  Is that correct?

     If it is correct, then choose "Y". If it is not correct, then choose "N". The cursor will return to the top of the ballot and allow you to make the appropriate corrections.

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

     Turn off the tape recorder. Record the shareholder's name and number of shares on your log. Finish the phone call. If you get a verbal vote, the only valid disposition is "01". If you do not get a verbal vote, then you may use any valid disposition except "01".

SCRIPT OF WEBSITE SCREEN OF NVEST FUNDS

Online Proxy Voting

Nvest Funds has announced important proposals for all Funds that require a shareholder vote.

If you would like more information                       If you're ready to vote
Review our Proxy Q&A or download a PDF file* of          Enter our Electronic Proxy Voting Center
           ---------                                               ------------------------------
the official proxy language.
    -----------------------

Remember - Your Vote Counts!

IMPORTANT NOTE: If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.


Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which may delay the meeting. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

If you vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 800-392-2404.

* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.
                                                              ----------------


For more complete information, including a prospectus, please contact your financial adviser. You may also view a current prospectus online, order
                                ----                              -----
literature through our site, or contact an Nvest Funds Investor Service &
----------
Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

    Copyright (c)2000 Nvest Funds Distributor, L.P. - All rights reserved.

SCRIPT OF WEBSITE FOR NVEST FUNDS

What's New

Click on any topic to find out what's new at Nvest Funds.

     .    Online Proxy Voting
          -------------------
          For shareholders of all our funds. Your vote counts!

     .    Spillback and Capital Gains Distributions in 2000
          -------------------------------------------------
          Spillbacks were paid on August 28, 2000 and capital gains distributions are scheduled to be paid on or about December 18, 2000. Read our Q&A to learn more.

     .    Introducing Electronic Delivery - Sign Up Today!
          ------------------------------------------------
          In August, Nvest Funds begins offering shareholders electronic delivery of fund documents, including quarterly statements, financial reports and prospectuses. Instead of receiving a hardcopy in the mail, we can e-mail you when your documents are ready to view right here on the Web!

     .    Strategic Income Fund Ranked #1
          -------------------------------
          Ranked by Lipper Inc./1/ as the #1 Multi-Sector Income Fund out of 111 funds for the 1 year period ending December 31, 1999.

     .    Nvest Funds' Web Site Wins Standard of Excellence Award
          -------------------------------------------------------
          Check out the awards this site has received.

     .    Nvest Funds in the News!
          ------------------------
          Excerpts from several recent articles that pertain to Nvest Funds or some of our Best Minds portfolio managers.

     .    Investor Newsletters
          --------------------
          Featuring Retirement Update - a quarterly newsletter that covers timely topics of particular interest to retirement investors; and Fundletter - a quarterly newsletter that discusses investment topics and other information relevant to Nvest Funds investors.

     .    Press Releases
          --------------
          Nvest Funds company highlights.

     .    Market Commentary - Our Best Minds Speak
          ----------------------------------------
          Nvest Funds' Best Minds provide a recap of recent market activity.

     .    1999 Tax Information
          --------------------
          For our shareholders who are filing taxes later in the year, we have available the most pertinent tax-related data in one area for easy reference.

/1/ Lipper Multi-Sector Income Fund Category is the average of performance at net asset value of all mutual funds with a similar current investment style and objective as calculated by Lipper, Inc. All performance data assumes reinvestment of distributions and represents past performance which does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Foreign and emerging market bonds may involve special risks, such as currency fluctuations, while high-yield corporate bonds may involve credit risk. This Fund invests in high yielding securities. Investing in lower rated higher yielding bonds may involve greater risk. The Fund may also be subject to prepayment risk from mortgage related securities. See the prospectus for details. Please refer to the most recent Fund quarterly profile which includes performance information as of the most recent calendar quarter.

For more complete information, including a prospectus, please contact your financial adviser. You may also view a current prospectus online, order
                                ----                              -----
literature through our site, or contact an Nvest Funds Investor Service &
----------
Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

                                   [PICTURE]

     Copyright(C) 2000 Nvest Funds Distributor, L.P. All rights reserved.

SCRIPT OF WEBSITE OF NVEST FUNDS

Proxy Q&A

Q. What are the proposals about?
At the front of your proxy statement, you'll find a table that indicates which of the three proposals are relevant to your Fund.

The first two proposals relate to the advisory and sub-advisory agreements for the Funds. The laws governing mutual funds generally require that when an investment adviser or sub-adviser undergoes a change in ownership, the advisory or sub-advisory agreement with each fund will terminate. In order for the Nvest and Kobrick Funds to continue with their current investment advisers and sub-advisers, shareholders must approve the new agreements. The proposed agreements are substantially the same as the current agreements. Fees will not change and no changes are planned to the portfolio managers of your Fund as a result of the CDC Asset Management transaction.

The third proposal relates to election of the Trustees of the Nvest Funds, and is not relevant for shareholders of the Kobrick Funds. The current Trustees of the Nvest Funds will remain the same, with the addition of John Hailer. You will find information about all the current Trustees' and Mr. Hailer's experience and tenure with the Funds in the proxy statement.

Q. How will the CDC Asset Management transaction affect the Funds?
It is not expected to affect the daily operations of the Funds or the investment management activities of the Funds' advisers and sub-advisers. Both Kobrick Funds and Nvest Funds, as well as the affiliated sub-advisers to the Nvest Funds, will continue to operate autonomously, just as they have in the past, but they will become part of a larger organization, with the resources of CDC Asset Management. We will continue to work to meet your expectations for consistent, competitive performance and high-quality customer service. There are no plans to change the Funds' names, investment objectives, strategies or portfolio managers as a result of the transaction.

Q. Why did I get more than one card?
If you own shares in more than one account, you will receive a separate card for each account in each Fund. These are not duplicate cards; it is important to vote each account represented by the proxy cards enclosed. Remember - your vote counts!

Q. Why is it important that I vote?
We cannot overemphasize the importance of your vote, regardless of how many shares you own. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting scheduled for October 13, 2000. A proxy solicitation firm, D.F. King & Company, may call to remind you to return your proxy.

For more complete information, including a prospectus, please contact your financial adviser. You may also view a current prospectus online, order
                                ----                              -----
literature through our site, or contact an Nvest Funds Investor Service &
----------
Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

     Copyright (c) 2000 Nvest Funds Distributor, L.P.-All rights reserved.

SCRIPT OF WEBSITE FOR NVEST FUNDS
[PICTURE HERE]

Portfolio Commentary

Get a recap of recent fund performance from some of our Best Minds.

[PICTURE HERE]

Start Your Engines! Rev up with Nvest Start Funds -- our multi-purpose investment vehicles.


Find out how our Star funds can help smooth out the ride in a volatile market environment. Take a look at a variety of information to assist you in the sale of Star funds, including an overview of the Star concept, fund profiles, Star fund literature, sales ideas and more.

Access your clients' Nvest Funds account

Spillback Distribution paid on August 28, 2000

Important Proxy Vote Encourage your client to cast their ballot.

The Psychological Interview
12 questions that help buil great relationships

Did you miss our Star Funds conference call on August 23rd?

Forum For Investor Advice Conducts Internet Survey

Kobrick Funds: Seize the opportunity
Get all the information you need about Nvest Funds' most recent addition to its family of funds.

        This site is best viewed using Internet Explorer 5.0 of higher.

                                   [PICTURE]

      This site was developed in conjunction with Net Technologies, Inc.
                                                  ---------------------

  To learn how your personal information will be treated as you utilize site, please review our Privacy Policy.
                                         --------------

* Formerly Value Fund

                         For Broker/Dealer Use Only

                                 [PICTURE]
     Copyright (c) 2000 Nvest Funds Distributor, L.P.-All rights reserved.

SCRIPT OF WEBSITE FOR NVEST FUND'S FINANCIAL REPRESENTATIVES
Nvest Funds: What's New                                              Page 1 of 2

What's New


Welcome to our latest news. Click on any topic to find out what's new at Nvest Funds.

Market Volatility Toolkit:


The Right Time to Invest - Designed for shareholders
------------------------
Managing Volatility
-------------------
Helping Clients in a Volatile Market
------------------------------------
Maintaining an All-Market Strategy - Designed for shareholders
----------------------------------

Hear from our Best Minds:

Did you miss our most recent Star Funds Conference Call on August 23rd?
-----------------------------------------------------------------------
A message from John Hailer
--------------------------
Market Commentary
-----------------
Portfolio Commentary
--------------------
On the Money - business building tips from Frank Maselli
------------

Product Updates:

Spillback and Capital Gains Distributions in 2000
-------------------------------------------------
Important Proxy Vote
--------------------
Equity Income manager update
----------------------------
Star Advisers manager update
----------------------------
Star Value manager update
-------------------------
Co -Manager Added to Nvest Tax-Free Income Funds
------------------------------------------------
Star Small Cap Fund update
--------------------------
Star Advisers Fund update
-------------------------
Star Small Cap Fund prospectus supplement
-----------------------------------------
Kobrick performance update
--------------------------
Lipper Ranked Strategic Income Fund #1
--------------------------------------
View everything you need to know about our IRA 2000 campaign
------------------------------------------------------------

Service Updates:

Electronic Delivery of Fund Documents - available to shareholders
-----------------------------------------------------------------
IRA Fee Changes
---------------
5498 Mailing
------------
Simple IRA Plan Update
----------------------
1999 Tax Information
--------------------

Newsletters:

The Cutting Edge - our monthly broker newsletter
----------------
Fundletter and Retirement update - our quarterly shareholder newsletters
----------     -----------------

Nvest Funds in the News!

Nvest Funds' Web Site Wins Standard of Excellence Award
-------------------------------------------------------
3rd Party Article Reprints
--------------------------
Press Releases
--------------

* Formerly Value Fund

                      For Broker / Dealer Use Only
     Copyright (c) 2000 NvestFunds Distributor, L.P.-All rights reserved.

SCRIPT OF WEBSITE FOR NVEST FUNDS' FINANCIAL REPRESENTATIVES

Online Proxy Voting

Nvest Funds Distributors L.P. and Kobrick Funds LLC have announced important proposals regarding our parent company's agreement to be acquired by CDC Asset Management, which require a shareholder vote. To gain a better understanding of the proposals and help answer your clients' questions, take a look at our proxy Q&A and the formal proxy cards themselves:

     Download a PDF file* of the            Review our Proxy Q&A
                                                       ---------
     official proxy language
     -----------------------


Every Vote Counts!

Your clients' vote is extremely important, even if they only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which may delay the meeting. Your clients may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

Just a reminder:
If your clients do vote electronically, they do not need to mail their proxy card. However, if your clients want to change their vote, this may be done using the proxy card, telephone or Internet.

* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.
                                                              ------------------

Important note: If your clients own shares in more than one account, they should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

                          For Broker/Dealer Use Only


                                   [PICTURE]

    Copyright (c) 2000 Nvest Funds Distributor, L.P. - All rights reserved.

SCRIPT OF WEBSITE FOR NVEST FUNDS

Sign up now for e-delivery* through our secure online account information center

In August, Nvest Funds will begin offering shareholders electronic delivery of most fund documents. Instead of receiving a hardcopy in the mail, we can e-mail you when your documents are ready to view right here on the Web!

* Electronic delivery is not available for SIMPLE IRAs and corporate retirement plans. If you receive an error message after clicking on the link above, please check to see if your web browser supports 128-bit encryption.

Online Proxy Voting For Nvest Funds shareholders

In order to finalize the acquisition by CDC Asset Management that we previously announced to you, it is necessary to gain the approval of our shareholders. Casting your vote has never been easier - now you can vote right here on our Web site!

Financial Representatives

Enter Here

Market Commentary Get a recap of recent market activity.

A letter from our president, John Hailer

Nvest Star Funds Multi-purpose investment vehicles to help you ride out difficult investment terrain.

Nvest L.P. to be acquired by CDC Asset Management Get the details on the acquisition of our parent company.

Managing Volatility How to remain stable when the market environment is not.

Nvest Strategic Income Fund Ranked #1 by Lipper*

All About Kobrick Funds Learn more about each of these three powerful growth funds.

Are you interested in joining the Nvest Funds team?
Visit our career opportunities section to learn about current openings.

This site is best viewed using Internet Explorer 5.0 or higher.

                                   [PICTURE]


      This site was developed in conjunction with Net Technologies, Inc.
                                                  ----------------------

To learn how your personal information will be treated as you utilize our site, please review our Privacy Policy.
                                         --------------

* Lipper Multi-Sector Income Fund Category is the average of performance at net asset value of all mutual funds with a similar current investment style and objective as calculated by Lipper, Inc. All performance data assumes reinvestment of distributions and represents past performance which does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Foreign and emerging market bonds may involve special risks, such as currency fluctuations, while high-yield corporate bonds may involve credit risk. This Fund invests in high yielding securities. Investing in lower rated higher yielding bonds may involve greater risk. The Fund may also be subject to prepayment risk from mortgage related securities. See the prospectus for details. Please refer to the most recent Fund quarterly profile which includes performance information as of the most recent calendar quarter.

For more complete information, including a prospectus, please contact your financial adviser. You may also view a current prospectus online, order
                                ----                              -----
literature through our site, or contact an Nvest Funds Investor Service &
----------
Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

                                   [PICTURE]

    Copyright (c) 2000 Nvest Funds Distributor, L.P. - All rights reserved.

PROXY CARD FOR PREFERENCE VARIABLE ANNUITY CONTRACTS

                                      PROXY

                                INSTRUCTION FORM

   THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
         TRUSTEES OF NVEST FUNDS TRUST I AND NVEST CASH MANAGEMENT TRUST

The undersigned hereby instructs that all shares of any of the Nvest Funds Trust I and Nvest Cash Management Trust Funds (the "Funds") deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Funds on October 13, 2000 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and all adjournments thereof, on each proposal described in said notice as set forth on the reverse side and on any other business that may properly come before the meeting.

If this form is signed and returned with no choices indicated as to any proposal on which the shares represented by the undersigned contract are entitled to be voted, such shares shall be voted FOR such proposal.


     PLEASE SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                            PLEASE SEE REVERSE SIDE





                         PLEASE FOLD AT LINE TO RETURN
--------------------------------------------------------------------------------

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS BELOW.


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature(s) _________________ ________________   Dated __________________, 2000



1A.  Proposal to approve a new Advisory Agreement      FOR  AGAINST  ABSTAIN
     between each Nvest Fund and Nvest Funds
     Management, L.P.

     Nvest Balanced Fund                               |_|    |_|       |_|

     Nvest Bond Income Fund                            |_|    |_|       |_|
--------------------------------------------------------------------------------
                        PLEASE FOLD AT LINE TO RETURN

     Nvest Cash Management Trust-Money Market Series   |_|    |_|       |_|

     Nvest Star Value Fund                             |_|    |_|       |_|

                                                       FOR  AGAINST  ABSTAIN
1B.  Proposal to approve a new Advisory Agreement      |_|    |_|       |_|
     between Nvest Growth Fund and Capital Growth
     Management Limited Partnership.

                                                       FOR  AGAINST  ABSTAIN
2A. Proposal to approve a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Back Bay
     Advisors, L.P. and each Fund.

     Nvest Bond Income Fund                            |_|    |_|       |_|

     Nvest Cash Management Trust-Money Market Series   |_|    |_|       |_|

2B.  Proposal to approve a new Sub-Advisory Agreement  FOR  AGAINST  ABSTAIN
     among Nvest Funds Management, L.P., Harris        |_|    |_|       |_|
     Associates L.P. and the Nvest Star Value Fund.

2C.  Proposal to approve a new Sub-Advisory            FOR  AGAINST  ABSTAIN
     Agreement among Nvest Funds Management,
     L.P., Loomis Sayles & Company, L.P. and each
     Fund. (Proposal 2f. in Proxy Statement.)

     Nvest Balanced Fund                               |_|    |_|       |_|

     Nvest Star Value Fund                             |_|    |_|       |_|

2D.  Proposal to approve a new Sub-Advisory
     Agreement among Nvest Funds Management,           FOR  AGAINST  ABSTAIN
     L.P., Vaughan, Nelson, Scarborough &              |_|    |_|       |_|
     McCullough, L.P. and the Nvest Star Value
     Fund. (Proposal 2i in  Proxy Statement.)

2E.  Proposal to approve a new Sub-Advisory
     Agreement among Nvest Funds Management,           FOR  AGAINST  ABSTAIN
     L.P., Westpeak Investment Advisors, L.P. and      |_|    |_|       |_|
     the Nvest Star Value Fund (Proposal 2j in
     Proxy Statement.)

With respect to each Fund:

3.   Proposal to elect Trustees to hold office until       FOR all Nominees      WITHHOLD
     their respective successors have been duly           (except as noted     authority to
     elected and qualified or until their earlier resig-    in the space        vote for all
     nation or removal. Nominees: (1) Graham T.              provided)         nominees listed
     Allison, Jr., (2) Daniel M. Cain, (3) Kenneth J.
     Cowan, (4) Richard Darman, (5) Sandra O.                   [_]                   [_]
     Moose, (6) John A. Shane, (7) Peter S. Voss,
     (8) Pendleton P. White, (9) John T. Hailer


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